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                                                                    EXHIBIT 32.1

                       CERTIFICATION PURSUANT TO TITLE 18
             UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AMTROL Inc (the "Company") on Form 10-Q for the period ended April 2, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Albert
D. Indelicato, Chief Executive Officer of the Company, hereby certifies, pursuant to Title 18 U.S.C. section 1350, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2005                      By: /s/ ALBERT D. INDELICATO
                                            ------------------------
                                            Albert D. Indelicato,
                                            President, Chairman of the Board,
                                            Chief Executive Officer and Director

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